UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2012

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	58-2086934
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road, Suite 260

Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 10, 2012, Beazer Homes USA, Inc. (the “Company”) entered into (i) an agreement (the “Common Stock Underwriting Agreement”) among the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., UBS Securities LLC, KKR Capital Markets LLC and Moelis & Company LLC, as underwriters (the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase from the Company, 22,000,000 shares of the Company’s common stock, par value $.001 per share, and (ii) an agreement (the “Units Underwriting Agreement”) among the Company and the Underwriters pursuant to which the Company agreed to sell and the Underwriters agreed to purchase from the Company, 4,000,000 of its 7.50% tangible equity units (the “Units”).

Each Unit is comprised of a prepaid stock purchase contract (the “Purchase Contract”) and a senior amortizing note due July 15, 2015 (the “Amortizing Note”) issued by the Company, which has an initial principal amount of $5.1086 per Amortizing Note and a scheduled final installment payment date of July 15, 2015. The Company issued the Units under a Purchase Contract Agreement, dated July 16, 2012, between the Company and U.S. Bank National Association, as trustee under the Supplemental Indenture (as defined below) and purchase contract agent. Unless settled earlier, on July 15, 2015, each Purchase Contract will automatically settle and the Company will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the daily closing prices of the Common Stock on each of the 20 consecutive trading days ending on, and including, the third trading day immediately preceding July 15, 2015, as follows (subject to adjustment):

•	if the applicable market value equals or exceeds $3.55, holders will receive 7.0373 shares per Purchase Contract;

•	if the applicable market value is greater than $2.90 but less than $3.55, holders will receive a number of shares having a value, based on the applicable market value, equal to $25; and

•	if the applicable market value is less than or equal to $2.90, holders will receive 8.6207 shares per Purchase Contract.

At any time prior to the third trading day immediately preceding July 15, 2015, the holder of a Purchase Contract may settle its purchase contract early, and the Company will deliver 7.0373 shares of Common Stock, subject to adjustment. In addition, if a fundamental change (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement. The Company may elect to settle all outstanding Purchase Contracts prior to the July 15, 2015 settlement date at the early mandatory settlement rate (as defined in the Purchase Contract Agreement), upon a date fixed by the Company upon not less than five or more than 30 business days’ notice. Except for cash in lieu of fractional shares, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.

The Amortizing Notes were issued under an Indenture, dated April 17, 2002 (the “Base Indenture”), as supplemented by the Sixteenth Supplemental Indenture, dated as of July 16, 2012 (the “Supplemental Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Amortizing Notes will pay the holders equal quarterly installments of $0.4688 per Amortizing Note (or in the case of the installment payment due on October 15, 2012, $0.4635), which in the aggregate will be equivalent to a 7.50% cash payment per year with respect to each $25 stated amount of Units. The Amortizing Notes will be the Company’s unsecured senior obligations and will rank equally with all of its other unsecured senior indebtedness. If the Company elects to settle the Purchase Contracts early, holders of the Amortizing Notes will have the right to require the Company to repurchase such holders’ Amortizing Notes, except in certain circumstances as described in the Purchase Contract Agreement.

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit.

Copies of the Common Stock Underwriting Agreement, Units Underwriting Agreement, Purchase Contract Agreement and Supplemental Indenture are attached hereto as Exhibits 1.1, 1.2, 4.1 and 4.4, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to each of the Common Stock Underwriting Agreement, Units Underwriting Agreement, Purchase Contract Agreement and Supplemental Indenture.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items related to the Offerings that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-172483).

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth above under Item 8.01 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 8.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated July 10, 2012 between Beazer Homes USA, Inc. and the underwriters a party thereto

1.2	Underwriting Agreement dated July 10, 2012 between Beazer Homes USA, Inc. and the underwriters a party thereto

4.1	Purchase Contract Agreement dated July 16, 2012 between Beazer Homes USA, Inc. and U.S. Bank National Association

4.2	Form of Unit (included in Exhibit 4.1)

4.3	Form of Purchase Contract (included in Exhibit 4.1)

4.4	Sixteenth Supplemental Indenture dated July 16, 2012 between Beazer Homes USA, Inc. and U.S. Bank National Association

4.5	Form of Amortizing Note (included in Exhibit 4.4)

5.1	Opinion of King & Spalding LLP

5.2	Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

23.2	Consent of King & Spalding LLP (included in Exhibit 5.2)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2012

BEAZER HOMES USA, INC.

By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury
Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement dated July 10, 2012 between Beazer Homes USA, Inc. and the underwriters a party thereto

1.2	Underwriting Agreement dated July 10, 2012 between Beazer Homes USA, Inc. and the underwriters a party thereto

4.1	Purchase Contract Agreement dated July 16, 2012 between Beazer Homes USA, Inc. and U.S. Bank National Association

4.2	Form of Unit (included in Exhibit 4.1)

4.3	Form of Purchase Contract (included in Exhibit 4.1)

4.4	Sixteenth Supplemental Indenture dated July 16, 2012 between Beazer Homes USA, Inc. and U.S. Bank National Association

4.5	Form of Amortizing Note (included in Exhibit 4.4)

5.1	Opinion of King & Spalding LLP

5.2	Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

23.2	Consent of King & Spalding LLP (included in Exhibit 5.2)